UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

CORE LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41695	98-1164194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6316 Windfern Road
Houston, TX		77040
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 328-2673

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01)	CLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amended Report”) amends and supplements the Current Report on Form 8-K of Core Laboratories Inc. (the “Company”), originally furnished by the Company to the Securities and Exchange Commission (the “SEC”) on January 31, 2024 (the “Initial 8-K”). The sole purpose for filing this Form 8-K/A is to correct certain unaudited financial information contained in Exhibit 99.1 to the Initial Form 8-K associated with the Company’s unaudited condensed consolidated balance sheet at December 31, 2023, condensed consolidated statements of operations for the quarter and year ended December 31, 2023, and condensed consolidated statement of cash flow for the year ended December 31, 2023, as described further below.

The information in this Amended Report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 2.02 Results of Operations and Financial Condition.

The Initial Form 8-K included, as Exhibit 99.1 thereto, a copy of the Company’s press release that was issued on January 31, 2024 and that announced the financial results of the Company for the quarter and year ended December 31, 2023 (the “Earnings Release”). Subsequent to the Company’s fourth quarter earnings call on February 1, 2024 and during the preparation of its audited consolidated financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, the Company determined that estimated income tax expense for the quarter and year ended December 31, 2023 was understated by $4.3 million. In connection with the Company’s redomestication of the parent company from the Netherlands to the United States, the Company reassessed its ability to utilize foreign tax credits, which was completed subsequent to the Company’s fourth quarter earnings call on February 1, 2024 and was the primary component of the non-cash adjustment to deferred income taxes. The Company’s guidance for the first quarter of 2024 continues to assume an effective tax rate of 20%. As a result of the above, the Company’s calculation of ROIC using Bloomberg's formula has been revised in the Earnings Release from 13.4% to 12.0%.

The adjustment to income tax expense did not have any impact on, or result in any change to, consolidated revenue, operating income, income before tax, or cash from operations as presented in the Earnings Release.

Revised versions of the condensed consolidated balance sheets, condensed consolidated statement of operations, and condensed consolidated statements of cash flows, as well as the non-GAAP reconciliation of net income and diluted earnings per share attributable to Core Laboratories Inc. appearing in the Earnings Release are attached hereto as Exhibit 99.1. The following tables summarizes the revisions:

Revised Condensed Consolidated Statement of Operations Items (Unaudited) (in thousands, except per share data)

Quarter ended December 31, 2023	As Presented in Earnings Release	Adjustment	As Restated
Income tax expense (benefit)	$4,265	$4,264	$8,529
Net income	$6,698	$(4,264)	$2,434
Net income attributable to Core Laboratories Inc.	$6,463	$(4,264)	$2,199
Diluted earnings per share	$0.14	$(0.09)	$0.05
Diluted earnings per share attributable to Core Laboratories Inc.	$0.14	$(0.09)	$0.05
Effective tax rate	39%		78%

Year ended December 31, 2023	As Presented in Earnings Release	Adjustment	As Restated
Income tax expense (benefit)	$(79)	$4,264	$4,185
Net income	$41,289	$(4,264)	$37,025
Net income attributable to Core Laboratories Inc.	$40,939	$(4,264)	$36,675
Diluted earnings per share	$0.87	$(0.09)	$0.78
Diluted earnings per share attributable to Core Laboratories Inc.	$0.86	$(0.09)	$0.77
Effective tax rate	(0)%		10%

Revised Condensed Consolidated Balance Sheet Items (Unaudited) (in thousands)

As of December 31, 2023	As Presented in Earnings Release	Adjustment	As Restated
Assets:
Other current assets	$26,791	$171	$26,962
Total current assets	$222,965	$171	$223,136
Intangibles, goodwill and other long-term assets, net	$216,165	$(6,374)	$209,791
Total Assets	$592,598	$(6,203)	$586,395
Liabilities and Equity:
Other current liabilities	$43,791	$625	$44,416
Total current liabilities	$87,472	$625	$88,097
Other long-term liabilities	$65,845	$(2,564)	$63,281
Total equity	$234,071	$(4,264)	$229,807
Total liabilities and equity	$592,598	$(6,203)	$586,395

Revised Condensed Consolidated Statements of Cash Flows Items (Unaudited) (in thousands)

Year ended December 31, 2023	As Presented in Earnings Release	Adjustment	As Restated
Cash flows from operating activities:
Net Income	$41,289	$(4,264)	$37,025
Deferred income taxes	$(14,623)	$3,812	$(10,811)
Other adjustments to net income	$(3,160)	$452	$(2,708)
Net cash provided by operating activities	$24,789	$—	$24,789

Revised Non-GAAP Information (Unaudited) (in thousands, except per share data)

Net Income Attributable to Core Laboratories Inc., excluding specific items
Quarter ended December 31, 2023	As Presented in Earnings Release	Adjustment	As Restated
GAAP reported	$6,463	$(4,264)	$2,199
Reversal of net deferred tax liabilities and effect of higher (lower) tax rate	$2,072	$4,264	$6,336
Excluding specific items	$8,909	$—	$8,909

Diluted Earnings Per Share Attributable to Core Laboratories Inc., excluding specific items
Quarter ended December 31, 2023	As Presented in Earnings Release	Adjustment	As Restated
GAAP reported	$0.14	$(0.09)	$0.05
Reversal of net deferred tax liabilities and effect of higher (lower) tax rate	$0.04	$0.09	$0.13
Excluding specific items	$0.19	$—	$0.19

Year ended December 31, 2023
GAAP reported	$0.86	$(0.09)	$0.77
Reversal of net deferred tax liabilities and effect of higher (lower) tax rate	$(0.17)	$0.09	$(0.08)
Excluding specific items	$0.80	$—	$0.80

Revised Return on Invested Capital (in millions)

Quarter ended December 31, 2023	As Presented in Earnings Release	Adjustment	As Restated
Net operating profit after tax	$51.9	$(5.7)	$46.2
Average total invested capital	$387.0	$(1.8)	$385.2
Return on invested capital	13.4%		12.0%

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1 Revised financial information in the Earnings Release *

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Laboratories Inc.

Dated: February 14, 2024	By	/s/ Christopher S. Hill
Christopher S. Hill
Chief Financial Officer